FIRST EAGLE FUNDS

First Eagle Global Fund
First Eagle Overseas Fund
First Eagle U.S. Value Fund
First Eagle Gold Fund
First Eagle Global Income Builder Fund
First Eagle Rising Dividend Fund
First Eagle Small Cap Opportunity Fund
First Eagle U.S. Smid Cap Opportunity Fund
First Eagle Global Real Assets Fund
First Eagle High Yield Municipal Fund
First Eagle Short Duration High Yield Municipal Fund

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED NOVEMBER 18, 2024
TO PROSPECTUS DATED MARCH 1, 2024, AS SUPPLEMENTED

This Supplement is intended to highlight certain changes to the Prospectus dated March 1, 2024, as supplemented. Please review these matters carefully.

Portfolio Managers for First Eagle Small Cap Opportunity Fund and First Eagle U.S. Smid Cap Opportunity Fund

William A. Hench and Suzanne Franks are jointly and primarily responsible for the day-to-day management of the First Eagle Small Cap Opportunity Fund and First Eagle U.S. Smid Cap Opportunity Fund (the “Funds”). Robert Kosowsky’s service as an Associate Portfolio Manager ended on November 7, 2024, and references to Mr. Kosowsky in this Prospectus can be disregarded.

To reflect this, the following changes are being made to the Prospectus (all effectively immediately):

All references to Robert Kosowsky under the headings “Our Management Team” and “Fund Management—The Adviser” on pages 75, 84 and 187 of the Prospectus, respectively, are hereby deleted.

Intermediary-Specific Front-End Sales Load Waiver Terms

The following modifies (and if inconsistent, replaces) the information appearing in the Appendix of the Prospectus entitled “Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial”:

Front-End Sales Charge Reductions on Class A Shares Purchased Through Ameriprise Financial

Shareholders purchasing Class A shares of the Fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this Prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

•	Transaction size breakpoints, as described in this Prospectus or the SAI.

•	Rights of accumulation (ROA), as described in this Prospectus or the SAI.

•	Letter of intent, as described in this Prospectus or the SAI.

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the Fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this Prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

•

Shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

•

Shares exchanged from Class C shares of the same Fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

CDSC waivers on Class A and C shares purchased through Ameriprise Financial

Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this Prospectus or the SAI:

•	Redemptions due to death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in this Prospectus or the SAI

•	Redemptions made in connection with a return of excess contributions from an IRA account

•	Shares purchased through a Right of Reinstatement (as defined above)

•	Redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

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The information in this Supplement modifies the First Eagle Funds’ Prospectus dated March 1, 2024, as supplemented. Except as noted above, no other provisions of the Prospectus are modified by this Supplement.